SPDR® Series Trust

SPDR® S&P 600 Small Cap ETF

(the “Fund”)

Supplement dated December 18, 2019 to the Prospectus and Summary Prospectus

dated October 31, 2019, as may supplemented from time to time

1.

Beginning January 24, 2020 (the “Effective Date”), SSGA Funds Management, Inc., the investment adviser to the Fund, has voluntarily agreed to waive a portion its management fee so that the total annual Fund operating expenses of the Fund do not exceed 0.05% of its average daily net assets. The Adviser may, in its sole discretion, discontinue this voluntary waiver at any time without any prior notice.

2.	As of the Effective Date, the second and third paragraph in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section of the Prospectus and Summary Prospectus are replaced with the following:

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index measures the performance of the small-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Investors Exchange (IEX), Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations between $600 million and $2.4 billion and float-adjusted market capitalizations of at least $300 million at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.

The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of November 30, 2019, a significant portion of the Index comprised companies in the financial, industrial and technology sectors, although this may change from time to time. As of November 30, 2019, the Index comprised 601 stocks.

3.

As of the Effective Date, the following are added to the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section of the Prospectus and Summary Prospectus. In addition, the risk chart within the “Additional Risk Information” section of the Prospectus is updated to reflect that “Derivatives Risk” and “Industrial Sector Risk” are principal risks of the Fund.

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

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